Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated August 7, 2012 to the
Statutory Prospectus for Class A and C Shares of Allianz Funds Multi-Strategy Trust,
dated April 2, 2012 (as revised June 2, 2012)
Disclosure Relating to the Allianz RCM Short Duration High Income Fund
The table labeled “Annual Fund Operating Expenses” and the footnotes thereto are hereby restated as follows to reflect a reduction in the Distribution (12b-1) Fees payable with respect to Class C shares of the Fund, effective July 2, 2012:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)
Class A	0.48%	0.25%	1.66%	2.39%	(1.44)%	0.95%
Class C	0.48	0.50	1.66	2.64	(1.44)	1.20

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C share, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year.

(3)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2013 to the extent that Total Annual Fund Operating Expenses, including payment of organizational and/or offering expenses but excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A and 1.20% for Class C Shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$468	$960	$468	$960
Class C	222	683	122	683
The section entitled, “Classes of Shares — Class A, B, C and R Shares — Distribution and Servicing (12b-1) Plans” is revised to state that for the Fund, the Distribution Fee is 0.25% of the Fund’s average daily net assets attributable to Class C shares, and other applicable disclosures in the Prospectus are revised accordingly.